Exhibit 1


                           JOINT FILING AGREEMENT

     This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any further amendments to the Schedule 13G with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $0.001 per share, of Homestore.com, Inc., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  February 14, 2001

                              GE CAPITAL EQUITY INVESTMENTS, INC.

                              By: /s/ Barbara J. Gould
                                 ------------------------------------------
                                 Name:  Barbara J. Gould
                                 Title: Managing Director

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ Barbara J. Gould
                                 ------------------------------------------
                                 Name:  Barbara J. Gould
                                 Title: Department Operations Manager

                              GENERAL ELECTRIC CAPITAL SERVICES, INC.

                              By: /s/ Barbara J. Gould
                                 ------------------------------------------
                                 Name:  Barbara J. Gould
                                 Title: Attorney-in-fact*


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                              GENERAL ELECTRIC COMPANY

                              By: /s/ Barbara J. Gould
                                 ------------------------------------------
                                 Name:  Barbara J. Gould
                                 Title: Attorney-in-fact*

                              UNION FIDELITY LIFE INSURANCE COMPANY

                              By: /s/ Richard G. Fucci
                                 ------------------------------------------
                                 Name:  Richard G. Fucci
                                 Title: Vice President

                              GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

                              By: /s/ Leon E. Roday
                                 ------------------------------------------
                                 Name:  Leon E. Roday
                                 Title: Executive Vice President and
                                        General Counsel

                              GNA CORP.

                              By: /s/ Leon E. Roday
                                 ------------------------------------------
                                 Name:  Leon E. Roday
                                 Title: Senior Vice President, General
                                        Counsel and Secretary

                              GE FINANCIAL ASSURANCE HOLDINGS, INC.

                              By: /s/ Leon E. Roday
                                 ------------------------------------------
                                 Name:  Leon E. Roday
                                 Title: Senior Vice President, General
                                        Counsel and Secretary

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*    Pursuant  to a  Power  of  Attorney  attached  as  Exhibit  2 to  this
     Amendment No. 1 to Schedule 13G.